THE ADVISORS' INNER CIRCLE FUND II

                         HANCOCK HORIZON FAMILY OF FUNDS
                      BURKENROAD FUND CLASS A AND D SHARES

                        SUPPLEMENT DATED OCTOBER 18, 2005
                      TO THE PROSPECTUS DATED MAY 31, 2005.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective October 18, 2005, a 1.00% redemption fee will be assessed against Class A and D Shares of the Hancock Horizon Burkenroad Fund which are redeemed
(sold) by shareholders within one year of their purchase date. As a result, the Prospectus is amended as follows:

THE FOOTNOTE TO THE TABLE UNDER THE SECTION ENTITLED "FUND FEES AND EXPENSES--SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)" HAS BEEN REPLACED WITH THE FOLLOWING:

         The redemption fee is only applicable to shares sold within one year of their purchase date. This fee is not a sales charge and is payable directly to the Fund.

THE BULLET POINT RELATING TO THE BURKENROAD FUND'S REDEMPTION FEE UNDER THE HEADING "OTHER POLICIES" AND THE SUB-HEADING "MARKET TIMING POLICIES AND PROCEDURES" IS REPLACED WITH THE FOLLOWING:

     o The Burkenroad Fund assesses a redemption fee of 1% on redemptions by shareholders of Fund Shares if sold within one year of their purchase (subject to certain exceptions as discussed below in "Redemption Fees").

THE FIRST PARAGRAPH UNDER THE HEADING "REDEMPTION FEE" IS REPLACED WITH THE
FOLLOWING:


     In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Fund charges a 1% redemption fee on redemptions of Fund Shares if sold within one year of their purchase. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. The redemption fee is applicable to Fund Shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.